EXHIBIT 99.2

BEAR STEARNS
BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	June 28, 2007

TO:	The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2007-13

ATTENTION:	Matthew J. Sabino
TELEPHONE:	212-815-6093
FACSIMILE:	212-815-3986

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNEC9696

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2007-13 ("Counterparty").  This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.
This Agreement is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of June 1, 2007 (the "Pooling and Servicing Agreement") among CWMBS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the lesser of (i) the amount set forth for such period in the Schedule of Notional Amounts attached hereto and (ii) the Class Certificate Balance of the Class A-7 Certificates, immediately prior to the related Distribution Date (as such term is defined in the Pooling and Servicing Agreement).

Trade Date:

June 15, 2007

Effective Date:

July 25, 2007

Termination Date:

October 25, 2022

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty; provided, however, that payment of the Fixed Amount to BSFP will be paid on behalf of the Counterparty by Bear, Stearns & Co. Inc.

Fixed Rate Payer Payment Date:

June 28, 2007

Fixed Amount:

USD 990,000

Floating Amounts:

Floating Rate Payer:

BSFP

Cap Rate:

5.40000%

Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2007 and ending on the Termination Date, with No Adjustment.

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

Floating Rate Payer Payment Dates:

Early Payment shall be applicable.  The Floating Rate Payer Payment Dates shall be two Business Days preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.90000% then the Floating Rate for such Calculation Period shall be deemed equal to 8.90000%.

Designated Maturity:

One month

Floating Rate Day Count Fraction:

30/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days for payments:

New York

Business Day Convention:

Following

3.	Additional Provisions:

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.	Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)	Termination Provisions. For purposes of the ISDA Form Master Agreement:

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

(a)           "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)           "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c)           The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to  Counterparty.

(d)           The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or  to Counterparty.

(e)           The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f)           Payments on Early Termination.  For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)           Market Quotation will apply.

(ii)           The Second Method will apply.

(g)           "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)           Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

BSFP and the Counterparty
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate
Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)           Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be
		Upon the execution and delivery of this Agreement and such Confirmation	Yes
Counterparty	An executed copy of the Pooling and Servicing Agreement.	Within 30 days after the date of this Agreement.	No

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

6) Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

Address:	383 Madison Avenue, New York, New York 10179
Attention:	DPC Manager
Facsimile:	212-272-5823

with a copy to:

Address:	One Metrotech Center North, Brooklyn, New York 11201
Attention:	Derivative Operations - 7th Floor
Facsimile:	212-272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:	The Bank of New York
101 Barclay Street-4W
New York, New York 10286
Attention:	Matthew J. Sabino
Corporate Trust MBS Administration, CWMBS, Series 2007-13
Facsimile:	212-815-3986
Phone:	212-815-6093

(For all purposes)

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

(b)           Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master Agreement:

BSFP appoints as its
Process Agent:                                           Not Applicable

The Counterparty appoints as its
Process Agent:                                           Not Applicable

(c)
Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)
Calculation Agent.  BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)	Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)	Credit Support Provider.

BSFP: Not Applicable

The Counterparty:  Not Applicable

(h)	Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i)           Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)           Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)           Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)           BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m)           Set-off.  Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n)           Limitation on Liability:  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York , not individually or personally but solely as the Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2007-13 (the “Trust”) in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as Trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall  The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)           Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)  Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)  Principal.  It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

(5) Eligible Contract Participant. Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.”

9)         Regulation AB Compliance.  BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the “Regulation AB Agreement”), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement.  A copy of the Regulation AB Agreement is attached hereto as Annex A.

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.	Account Details and Settlement Information:

Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account  Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
The Bank of New York
New York, NY
ABA Number: 021-000-018
GLA Number:  111-565
For further credit to: TAS A/C # 542014
Attention: Mathew J. Sabino
Tel: (212) 815-6093

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:      ______/s/ Annie Manevitz________________
Name:  Annie Manevitz
Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR CWMBS, INC. CHL MORTGAGE PASS-THROUGH TRUST, SERIES 2007-13

By:      ______/s/ Michelle Penson______________ __
As authorized agent or officer for The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2007-13
Name:  Michelle Penson
Title:  Vice President

lm

Reference Number: FXNEC9696
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc.
CHL Mortgage Pass-Through Trust, Series 2007-13
June 28, 2007

SCHEDULE OF NOTIONAL AMOUNTS

From and including	To but excluding	Notional Amount (USD)
Effective Date	25-Aug-2007	66,629,794.19
25-Aug-2007	25-Sep-2007	66,220,545.10
25-Sep-2007	25-Oct-2007	65,709,257.12
25-Oct-2007	25-Nov-2007	65,096,088.44
25-Nov-2007	25-Dec-2007	64,381,352.18
25-Dec-2007	25-Jan-2008	63,565,517.17
25-Jan-2008	25-Feb-2008	63,097,228.98
25-Feb-2008	25-Mar-2008	62,571,193.37
25-Mar-2008	25-Apr-2008	61,988,142.07
25-Apr-2008	25-May-2008	61,348,934.88
25-May-2008	25-Jun-2008	60,654,558.62
25-Jun-2008	25-Jul-2008	59,906,125.74
25-Jul-2008	25-Aug-2008	59,104,872.45
25-Aug-2008	25-Sep-2008	58,252,156.66
25-Sep-2008	25-Oct-2008	57,349,455.37
25-Oct-2008	25-Nov-2008	56,398,361.81
25-Nov-2008	25-Dec-2008	55,400,582.16
25-Dec-2008	25-Jan-2009	54,357,931.97
25-Jan-2009	25-Feb-2009	53,272,332.21
25-Feb-2009	25-Mar-2009	52,145,804.94
25-Mar-2009	25-Apr-2009	50,980,468.73
25-Apr-2009	25-May-2009	49,778,533.74
25-May-2009	25-Jun-2009	48,542,296.47
25-Jun-2009	25-Jul-2009	47,274,134.29
25-Jul-2009	25-Aug-2009	45,976,499.64
25-Aug-2009	25-Sep-2009	44,651,914.03
25-Sep-2009	25-Oct-2009	43,302,961.75
25-Oct-2009	25-Nov-2009	41,932,283.44
25-Nov-2009	25-Dec-2009	40,542,569.42
25-Dec-2009	25-Jan-2010	39,185,049.17
25-Jan-2010	25-Feb-2010	37,863,549.16
25-Feb-2010	25-Mar-2010	36,577,381.80
25-Mar-2010	25-Apr-2010	35,325,871.45
25-Apr-2010	25-May-2010	34,108,354.27
25-May-2010	25-Jun-2010	32,924,177.97
25-Jun-2010	25-Jul-2010	31,772,701.63
25-Jul-2010	25-Aug-2010	30,653,295.53
25-Aug-2010	25-Sep-2010	29,565,340.93
25-Sep-2010	25-Oct-2010	28,508,229.90
25-Oct-2010	25-Nov-2010	27,481,365.14
25-Nov-2010	25-Dec-2010	26,484,159.79
25-Dec-2010	25-Jan-2011	25,516,037.28
25-Jan-2011	25-Feb-2011	24,576,431.10
25-Feb-2011	25-Mar-2011	23,664,784.71
25-Mar-2011	25-Apr-2011	22,780,551.31
25-Apr-2011	25-May-2011	21,923,193.68
25-May-2011	25-Jun-2011	21,092,184.07
25-Jun-2011	25-Jul-2011	20,287,003.98
25-Jul-2011	25-Aug-2011	19,507,144.01
25-Aug-2011	25-Sep-2011	18,752,103.77
25-Sep-2011	25-Oct-2011	18,021,391.63
25-Oct-2011	25-Nov-2011	17,314,524.66
25-Nov-2011	25-Dec-2011	16,631,028.43
25-Dec-2011	25-Jan-2012	15,970,436.88
25-Jan-2012	25-Feb-2012	15,332,292.19
25-Feb-2012	25-Mar-2012	14,716,144.62
25-Mar-2012	25-Apr-2012	14,121,552.39
25-Apr-2012	25-May-2012	13,548,081.54
25-May-2012	25-Jun-2012	12,995,305.80
25-Jun-2012	25-Jul-2012	12,462,806.44
25-Jul-2012	25-Aug-2012	12,028,936.00
25-Aug-2012	25-Sep-2012	11,613,924.93
25-Sep-2012	25-Oct-2012	11,217,379.50
25-Oct-2012	25-Nov-2012	10,838,913.02
25-Nov-2012	25-Dec-2012	10,478,145.70
25-Dec-2012	25-Jan-2013	10,134,704.57
25-Jan-2013	25-Feb-2013	9,808,223.35
25-Feb-2013	25-Mar-2013	9,498,342.32
25-Mar-2013	25-Apr-2013	9,204,708.23
25-Apr-2013	25-May-2013	8,926,974.17
25-May-2013	25-Jun-2013	8,664,799.49
25-Jun-2013	25-Jul-2013	8,417,849.66
25-Jul-2013	25-Aug-2013	8,209,774.19
25-Aug-2013	25-Sep-2013	8,015,847.42
25-Sep-2013	25-Oct-2013	7,835,756.82
25-Oct-2013	25-Nov-2013	7,669,195.52
25-Nov-2013	25-Dec-2013	7,515,862.27
25-Dec-2013	25-Jan-2014	7,375,461.30
25-Jan-2014	25-Feb-2014	7,247,702.27
25-Feb-2014	25-Mar-2014	7,132,300.15
25-Mar-2014	25-Apr-2014	7,028,975.11
25-Apr-2014	25-May-2014	6,937,452.49
25-May-2014	25-Jun-2014	6,857,462.64
25-Jun-2014	25-Jul-2014	6,788,740.89
25-Jul-2014	25-Aug-2014	6,738,518.10
25-Aug-2014	25-Sep-2014	6,687,440.52
25-Sep-2014	25-Oct-2014	6,635,557.87
25-Oct-2014	25-Nov-2014	6,582,918.32
25-Nov-2014	25-Dec-2014	6,529,568.61
25-Dec-2014	25-Jan-2015	6,475,554.03
25-Jan-2015	25-Feb-2015	6,420,918.47
25-Feb-2015	25-Mar-2015	6,365,704.48
25-Mar-2015	25-Apr-2015	6,309,953.27
25-Apr-2015	25-May-2015	6,253,704.75
25-May-2015	25-Jun-2015	6,196,997.60
25-Jun-2015	25-Jul-2015	6,139,869.23
25-Jul-2015	25-Aug-2015	6,077,210.57
25-Aug-2015	25-Sep-2015	6,014,517.49
25-Sep-2015	25-Oct-2015	5,951,814.37
25-Oct-2015	25-Nov-2015	5,889,124.68
25-Nov-2015	25-Dec-2015	5,826,471.06
25-Dec-2015	25-Jan-2016	5,763,875.28
25-Jan-2016	25-Feb-2016	5,701,358.30
25-Feb-2016	25-Mar-2016	5,638,940.28
25-Mar-2016	25-Apr-2016	5,576,640.64
25-Apr-2016	25-May-2016	5,514,478.00
25-May-2016	25-Jun-2016	5,452,470.28
25-Jun-2016	25-Jul-2016	5,390,634.68
25-Jul-2016	25-Aug-2016	5,325,752.37
25-Aug-2016	25-Sep-2016	5,261,379.29
25-Sep-2016	25-Oct-2016	5,197,518.19
25-Oct-2016	25-Nov-2016	5,134,171.62
25-Nov-2016	25-Dec-2016	5,071,341.83
25-Dec-2016	25-Jan-2017	5,009,030.85
25-Jan-2017	25-Feb-2017	4,947,240.47
25-Feb-2017	25-Mar-2017	4,885,972.26
25-Mar-2017	25-Apr-2017	4,825,227.55
25-Apr-2017	25-May-2017	4,765,007.49
25-May-2017	25-Jun-2017	4,705,312.98
25-Jun-2017	25-Jul-2017	4,642,422.86
25-Jul-2017	25-Aug-2017	4,579,853.28
25-Aug-2017	25-Sep-2017	4,517,879.24
25-Sep-2017	25-Oct-2017	4,456,500.41
25-Oct-2017	25-Nov-2017	4,395,716.25
25-Nov-2017	25-Dec-2017	4,335,526.09
25-Dec-2017	25-Jan-2018	4,275,929.04
25-Jan-2018	25-Feb-2018	4,216,924.09
25-Feb-2018	25-Mar-2018	4,158,510.03
25-Mar-2018	25-Apr-2018	4,100,685.54
25-Apr-2018	25-May-2018	4,043,449.12
25-May-2018	25-Jun-2018	3,986,799.16
25-Jun-2018	25-Jul-2018	3,930,733.88
25-Jul-2018	25-Aug-2018	3,875,251.39
25-Aug-2018	25-Sep-2018	3,820,349.68
25-Sep-2018	25-Oct-2018	3,766,026.61
25-Oct-2018	25-Nov-2018	3,712,279.93
25-Nov-2018	25-Dec-2018	3,659,107.28
25-Dec-2018	25-Jan-2019	3,606,506.19
25-Jan-2019	25-Feb-2019	3,554,474.10
25-Feb-2019	25-Mar-2019	3,503,008.34
25-Mar-2019	25-Apr-2019	3,452,106.15
25-Apr-2019	25-May-2019	3,401,764.70
25-May-2019	25-Jun-2019	3,351,981.04
25-Jun-2019	25-Jul-2019	3,302,752.18
25-Jul-2019	25-Aug-2019	3,254,075.03
25-Aug-2019	25-Sep-2019	3,205,946.42
25-Sep-2019	25-Oct-2019	3,158,363.14
25-Oct-2019	25-Nov-2019	3,111,321.88
25-Nov-2019	25-Dec-2019	3,064,819.30
25-Dec-2019	25-Jan-2020	3,018,851.98
25-Jan-2020	25-Feb-2020	2,973,416.44
25-Feb-2020	25-Mar-2020	2,928,509.17
25-Mar-2020	25-Apr-2020	2,884,126.58
25-Apr-2020	25-May-2020	2,840,265.07
25-May-2020	25-Jun-2020	2,796,920.95
25-Jun-2020	25-Jul-2020	2,754,090.54
25-Jul-2020	25-Aug-2020	2,711,770.08
25-Aug-2020	25-Sep-2020	2,669,955.78
25-Sep-2020	25-Oct-2020	2,628,643.85
25-Oct-2020	25-Nov-2020	2,587,830.42
25-Nov-2020	25-Dec-2020	2,547,511.62
25-Dec-2020	25-Jan-2021	2,507,683.56
25-Jan-2021	25-Feb-2021	2,468,342.29
25-Feb-2021	25-Mar-2021	2,429,483.88
25-Mar-2021	25-Apr-2021	2,299,239.31
25-Apr-2021	25-May-2021	2,152,620.73
25-May-2021	25-Jun-2021	2,008,646.73
25-Jun-2021	25-Jul-2021	1,867,271.18
25-Jul-2021	25-Aug-2021	1,728,448.74
25-Aug-2021	25-Sep-2021	1,592,134.85
25-Sep-2021	25-Oct-2021	1,458,285.71
25-Oct-2021	25-Nov-2021	1,326,858.26
25-Nov-2021	25-Dec-2021	1,197,810.18
25-Dec-2021	25-Jan-2022	1,071,099.87
25-Jan-2022	25-Feb-2022	946,686.44
25-Feb-2022	25-Mar-2022	824,529.71
25-Mar-2022	25-Apr-2022	704,590.17
25-Apr-2022	25-May-2022	586,828.99
25-May-2022	25-Jun-2022	471,208.01
25-Jun-2022	25-Jul-2022	357,689.73
25-Jul-2022	25-Aug-2022	246,237.26
25-Aug-2022	25-Sep-2022	136,814.38
25-Sep-2022	Termination Date	29,385.47